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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, except for Note 11, as to which the date is March 20, 2000, in the Registration Statement (Form S-1) and related Prospectus of GMP Companies, Inc. for the registration of shares of its common stock.


Atlanta, Georgia
November 6, 2000